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IBM Credit Corporation
Installment Payment Master Agreement

         Thank you for doing business with us. We are committed to providing you with the highest quality financial offerings. If, at any time, you have any questions or problems, please let us know.

         This Installment Payment Master Agreement (called the "Agreement") covers the terms and conditions under which we finance various charges.

         This Agreement has four parts:

              Part 1 - Definitions;
              Part 2 - Our Offerings;
              Part 3 - Payment; and
              Part 4 - General.

         The specific amount financed, the interest rate charged, and the period over which the amount is financed are together referred to as an Installment Payment Transaction (called the "Transaction"). Each Transaction is listed as a separate line item on a Supplement to this Agreement. A Supplement may contain additional terms for its Transactions. You agree to those terms by signing the Supplement. Each Transaction is contingent upon a review of your credit by us.

         This Agreement and its applicable Supplements are the complete agreement regarding the Transactions and replace any prior oral or written communications between both parties.

         By signing below, both parties agree to the terms of this Agreement. Once signed, any reproduction of this Agreement or a Supplement made by reliable means (for example, photocopy or facsimile) is considered an original.






         Agreed to:                         Agreed to:
         Petco Animal Supplies Inc             IBM Credit Corporation
                                               Stamford, Connecticut 06904-2399

         By                                 By
              Authorized Signature                  Authorized Signature
         Name (type or print):                 Name (type or print):

         Date:                              Date:

         Customer number: 7083749                   Agreement number: 7116026

                                     IBM Office number: pAH

         Customer Address:                       IBM Office address:
         9125 Rehco Rd.                          4800 FALLS OF THE NEUSE RD
         San Diego,   CA 92121-2270              RALEIGH   NC 27609-5491

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IBM Credit Corporation
Installment Payment Master Agreement

         Part I - Definitions

         1.1 Definitions

                  Addition is any Machine or Program associated with a Machine previously financed under this Agreement. Customer-set-up Machine is an IBM Machine that you set up according to IBM instructions. Date of Installation is the following:

                  1. for a Machine -

                     a. the business day after the day IBM installs it or, if
                        you defer installation, makes it available to you for installation; or

                     b. the second business day after the end of the standard
                        transit allowance period for a Customer-set-up Machine or a non-IBM Machine.

                  2. for a Program, the latest of -

                     a. the day after its testing period ends;

                     b. 10 days after ISIC4 ships it; or

                     C. the day you are authorized to make an Additional License
                        Copy or a copy of a Distributed Feature.

                  Machine is a machine, its features, conversions, upgrades, elements, or accessories, or any combination of them. We use the terms "IBM Machine" and "non-IBM Machine" if applicable.

                  Modification is any IBM field installable upgrade, feature or accessory added to any Machine. Planning Date is the date stated in the Supplement that financing for each Transaction is scheduled to begin. For a Machine, it is the estimated date the Machine will be put into service. For a Program, it is the estimated Date of Installation. For all other financed charges, it is the date you choose for the financing to begin.

                  Product is a Machine or a Program.

                  Program is all the following, including features and any whole or partial copies:

                  1. machine-readable instructions;

                  2. a collection of machine-readable data, such as a data base;
                     and

                  3. related materials, including documentation and listings, in any form.

                  Service is assistance or use of a resource (such as a network).

                  Term is the number of payment periods stated in the Supplement. The Term of a Transaction begins on the date interest starts. It ends on the last day of the last payment period. If you prepay a Transaction, its Term ends when you complete the prepayment.

                  You and Your refer to you, the Customer. You must be a commercial business.

                  We, Us and Our refer to:

                  1. IBM Credit Corporation (IBM Credit), a wholly owned
                     subsidiary of International Business Machines Corporation
                     (IBM)-

                  2. a partnership in which IBM Credit is a partner, or

                  3. a business enterprise for which IBM Credit is an agent.

                  IBM Credit will remain as the active manager for all matters under this Agreement.

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IBM Credit Corporation
Installment Payment Master Agreement

              Part 2 - Our Offerings

              2-1   Machines

                    We finance charges for Machines you purchase from IBM or us. For a Machine we finance, you agree to:

                    1. keep the Machine free from encumbrances of any kind, except those established by us under this Agreement, or by you with our prior written consent;

                    2. promptly pay all taxes, interest, and other charges associated with the Machine, excluding taxes based on our net income; and

                    3.   keep the Machine in good operating condition.

              2.2   Modifications and Additions

                    We finance charges for Modifications and Additions you purchase from IBM or us. For Modifications and Additions we finance, you agree to:

                    1. ensure that the Machine with which the Modifications and Additions will be associated is free from encumbrances of any kind, except those established by us under this Agreement; and

                    2. keep modified Machines and Additions to them in accordance with the requirements of Section 2.1.

                    We may offer to refinance a Machine when we finance a Modification to it. Changes to the Annual Interest Rate, Payment Amount, and Term will then be specified in a new Supplement.

              2.3   Other Charges

                    We finance one-time charges for IBM Programs and Services. Your obligation to make payments is not affected by the termination of any Service or license for a Program, unless such termination occurs before the date interest starts.
                    We may agree to finance other one-time charges associated with the installation of-IBM Products.

              2.4   Discounts, Allowances and Adjustments

                    The purchase price or one-time charge we finance is the same amount that you would have paid IBM or us after all discounts and adjustments. If this amount changes after you sign the Supplement and before the date interest starts, we will adjust the Supplement accordingly and notify you.

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IBM Credit Corporation
Installment Payment Master Agreement

              Part 3 - Payment

              3.1   Your Obligation to Pay

                    You will pay all amounts specified in the Supplement. Payment will be made through the IBM Branch Office unless we notify you otherwise.

                    Your obligation to pay will continue regardless of any dispute you may have with respect to the financed Products or Services.

              3.2   Interest Commencement

                    Unless otherwise specified in the Supplement, interest starts on:

                    1. the date that payment of the purchase price or one-time charge is due for Products and Services; or

                    2. the date we provide you the funding for all other charges.

              3.3   Invoicing

                    Payment Amounts for monthly payment periods are invoiced as of the first day of each calendar month and are due on the first day of the following month. When the interest commencement date is not the first day of the calendar month or when the initial Term will not expire on the last day of the calendar month, the applicable Payment Amount will be prorated on the basis of a 30-day month. In these cases, the number of invoices will exceed the number of payment periods specified in the Supplement.

                    Payment Amounts for all other payment periods (for example, annual) are invoiced 30 calendar days before the end of their payment period and are due on the day following the close of the respective payment period.

              3.4   Rate Protection

                    The Supplement states a Planning Date for each Transaction, and one Quote Validity Date for all Transaction rates on the Supplement. These rates are not subject to change provided that:

                    1. the Supplement is signed and returned to us by the Quote Validity Date; and

                    2. the Product is installed within the same calendar month as its Planning Date.

              3.5   Prepayment

                    We will not charge any loan origination fees. If you decide to prepay a Transaction, you agree to pay us a prepayment fee for our unrecovered administrative expense and changes in funding costs. The Supplement describes how the prepayment fee is determined. You may prepay any Transaction by paying all outstanding amounts due plus the remaining principal balance and any prepayment fee. If you prepay a Transaction for a Machine, you must also prepay any Transaction for related non-IBM charges.

              3.6   Delinquent Payments

                    If you do not make a payment by its due date, you agree to pay us, on demand, an additional 2% per month late charge or the maximum allowed by law, whichever is less. The late charge will accrue on a cumulative basis until the outstanding payments and late charges are paid.

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IBM Credit Corporation
Installment Payment Master Agreement

              Part 4 - General

              4.1     Events of Default

                      You will be in default if:

                      1. you do not pay any amount within seven days after its due date;

                      2. you fail to maintain insurance as required under this Agreement;

                      3. you make any misrepresentation in a credit application you give us;

                      4. you make an assignment for the benefit of creditors, or you consent to the appointment of a trustee or receiver, or either is appointed for you or for a substantial part of your property without your consent;

                      5. any petition or proceeding is filed by or against you under any bankruptcy, insolvency, or similar law;

                      6. you breach any other provision of this Agreement and that breach continues for fifteen days after you receive written notice from us; or

                      7. you make a bulk transfer subject to the provisions of the Uniform Commercial Code or otherwise dispose of substantial assets without receiving equivalent value.

              4.2     Remedies

                      If you are in default, we may do one or more of the following:

                      1. declare the Transaction and all associated Transactions to be in default;

                      2.  recover from you all amounts that are or will be due;


                      3. repossess or render unusable any or all Machines, Modifications, or Additions without demand, notice, court order, or other process, and retain all payments made as partial compensation for their use and depreciation;

                      4. require you, at your expense, to assemble and ship Addition to a location we specify-, and

                      5. recover from you reasonable attorney's fees and legal expenses incurred in exercising any of our rights under this Agreement.

                      If we repossess a Modification, it is your responsibility to restore the, remaining Machine to good working order. We have no liability for costs or damages caused by the removal of such Modification or by your failure to fulfill your responsibilities.

                      Upon repossession or return of a Machine, Modification or Addition, we will dispose of it in a commercially reasonable manner. After deducting our expenses for the repossession and disposition, we will apply the net proceeds toward the amounts due. You will pay us any deficiency between the net proceeds and the unpaid amounts due. We will pay to you any excess net proceeds.

                      We may pursue any other remedy available at law or in equity.

              4.3     Security Interest

                      We reserve a purchase money security interest in each Machine we finance, its substitutions, replacements, accessions, Modifications, Additions and any associated proceeds until we receive all amounts due. You will cooperate with us to perfect our security interest.

                      You authorize us to act as your agent and attorney-in-fact for the limited purpose of preparing executing in your name, and filing on your behalf, financing statements or other document covering Machines, Modifications, and Additions financed by us.

                      Each Machine must be kept at the location specified in this Agreement, where we may Inspect it at any reasonable time. Each Machine will remain personal property, and will not become a fixture to real property. Until your financial obligation on a Transaction is satisfied, you may not modify or otherwise dispose of the Machine, Modification, or Addition, in whole or in part, without our prior written consent.

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         IBM CREDIT CORPORATION
                                       North Castle Drive
                                       Armonk, HY 10504-1785
                                       914/499-1900
                                       www.financing.ibm.com

                        ADDENDUM TO INSTALLMENT PAMENT SUPPLEMENT

                                                    Installment Payment
         Enterprise No. 7116026                     Master Agreement No. 7116026

            Customer No. 7083749                        Supplement No. IDOO14924

         We and PETCO ANIMAL SUPPLIES INC (You) agree that for the purposes of the referenced Supplement only, the Installment Payment Master Agreement between the parties is hereby modified as follows:

                In the Introductory Section, in line 13 after "item" add "which represents the Financing of all of the Machines, identified by model and type and the related items as described in such line item."

                In Section 2.2 Modifications and Additions, delete the last two sentences.

                In Section 3.5 Prepayment, delete the last sentence and replace with "If you prepay any Transaction specified on the Supplement as Option I, you must also prepay any Transaction specified on the Supplement as Option T."

                In Section 4.2 Remedies in line 1, delete "associated".

                In Section 4.3 Security Interest at the beginning of the Section add the following new paragraph:

                Lessee grants to Lessor a security interest in all of Lessee's right, title and interest in and to, whether now owned or hereafter acquired or existing, the following (Collateral): (a) all equipment financed hereunder and specified on the invoices attached to the Supplement, all parts thereof, accessions thereto and documents therefor (including all hardware and all other information processing equipment of every type and description) (Machines) and, all proceeds of all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance or and indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

                In Section 4.4 Insurance, in line 5 delete "If a Machine, Modification or Additions suffers a Loss" and replace with "In the event Machine Losses suffered under each Transaction represent more than 5% of the total number of Machines that comprise such Transaction."

                      NO CHANGES TO THIS ADDENDUM ARE AUTHORIZED
          Oct 1, 1998                                 Addendum No. Q01636873-03

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                             IBM Credit Corporation



             In Section 4.5 Assignment and Relocation, in line 2 delete "relocate". - in line 3 after consent, add the following new seztence: "With prompt notification, you may relocate any Machine under each Transaction provided the number of Machines relocated under each Transaction does not represent more than 5% of the total number of Machines that comprise such Transaction. Any relocation of Machines which will cause the total number of Machines relocated to exceed 5% of the total number of Machines that comprise such Transaction, requires our prior written consent."


        Prepared by: D DRIVER

        Accepted by:
        IBM Credit Corporation                      PETCO ANIMAL SUPPLIES INC


        by
                    Authorized Signature                   Authorized Signature


                Name (Type or Print)   Date          Name (Type or Print)   Date










                    NO CHANGES TO THIS ADDENDUM ARE AUTHORIZED
       Oct 1, 1998                                    Addendum No. Q01638973-03

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